IDS
                                                                    Growth Fund
                                                         1999 SEMIANNUAL REPORT

(icon of) ruler

The goal of IDS Growth Fund, Inc.
is long-term growth of capital.



Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

Going for Growth

In the long run, a company's stock price usually reflects its business fortunes. Therefore, if a company thrives, its stock tends to follow suit. That's why many long-term investors, including Growth Fund, focus on growth stocks -- those of companies that enjoy rising sales and profits. While there will be interruptions along the way, patient investors look forward to sharing in that same prosperity.

CONTENTS
From the Chairman                          3
From the Portfolio Manager                 3
Fund Facts                                 5
The 10 Largest Holdings                    6
Financial Statements (Fund)                7
Notes to Financial Statements (Fund)      10
Financial Statements (Portfolio)          16
Notes to Financial Statements (Portfolio) 19
Investments in Securities                 24

From the Chairman

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

It is an honor for me to join the IDSMutual Fund Group as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of governmental employees. My responsibility in the coming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation, nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of American Express Financial Corporation and for the services it provides investors. Your financial advisor assists you in financial planning, conducts regular investment reviews, and responds to your questions and needs. This is a very personal service that makes AEFCa partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy. AEFC wants you to participate in that growth. Our board is here to serve you and to represent your interests in a professional manner.


Arne H. Carlson




From the Portfolio Manager

(picture of) Mitzi Malevich
Mitzi Malevich
Portfolio manager

Despite a severe setback at the outset of the period, IDS Growth Fund enjoyed a very productive six months. For the first half of the fiscal year -- August 1998 through January 1999 -- the total return from the Fund's Class A shares was 16.50%. (A portion of the return came in the form of a capital gain, which was paid to shareholders in December 1998 and reduced the Fund's net asset value by a like amount at that time.)

As the period began, the fallout from crumbling economies in Asia, Russia and Latin America was taking a toll on U.S. stocks. The prevailing view was that American companies' profits would suffer because of reduced business overseas, and that technology-related companies were especially vulnerable. The result was heavy stock-selling that, by the end of August, drove the Fund's value down by nearly 20%.

But, in another display of the remarkable resilience it has shown in recent years, the market eventually righted itself and began a tentative advance. Soon, buoyed by three reductions in short-term interest rates by the Federal Reserve Board during the fall, the recovery turned into a roaring rally. The Fund responded in strong fashion, recording five straight months of healthy gains.


TECH LEADS THE WAY
Leading the comeback were technology stocks, easily the largest exposure for the Fund. Prominent performers included Microsoft, Cisco Systems, Worldcom, IBM and Intel. Early in the period, I increased the technology exposure by adding to several holdings that had experienced price declines. That additional buying, along with subsequent substantial price run-ups on a number of stocks, pushed the technology exposure to approximately 50% of total Fund assets by period-end.

Looking ahead, concerns about the strength of corporate earnings dominated the investment environment as the new fiscal year began in February. While it's true that earnings could present a periodic problem for the market in the months ahead, I think the favorable factors of low inflation and a still-healthy economy are likely to stay with us. As for the Fund, I continue to concentrate investments in stocks of companies that impress me as having excellent long-term profit potential.


Mitzi Malevich

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IDS GROWTH FUND
Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                       $40.74
July 31, 1998                                                       $36.58
Increase                                                            $ 4.16

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                         $  --
From capital gains                                                  $ 1.70
Total distributions                                                 $ 1.70
Total return*                                                      +16.50%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                       $39.46
July 31, 1998                                                       $35.61
Increase                                                            $ 3.85

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                         $  --
From capital gains                                                  $ 1.70
Total distributions                                                 $ 1.70
Total return*                                                      +16.06%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                       $40.95
July 31, 1998                                                       $36.74
Increase                                                            $ 4.21

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                         $  --
From capital gains                                                  $ 1.70
Total distributions                                                 $ 1.70
Total return*                                                      +16.55%**
 *The prospectus discusses the effect of sales charge, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.


The 10 Largest Holdings

                                      Percent                   Value
                                 (of net assets)         (as of Jan. 31, 1999)
 Microsoft                              5.73%                $367,499,999
 Cisco Systems                          5.40                  345,843,750
 MCI WorldCom                           4.85                  311,025,000
 EMC                                    4.42                  283,075,000
 Intel                                  4.40                  281,875,000
 Tellabs                                4.15                  265,825,000
 Intl Business Machines                 3.72                  238,225,000
 Texas Instruments                      3.55                  227,412,500
 Pfizer                                 3.21                  205,800,000
 Applied Materials                      2.96                  189,562,500

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities" herein.


(icon of) pie chart

                           The 10 holdings listed here
                           make up 42.39% of net assets
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Financial Statements

Statement of assets and liabilities
IDS Growth Fund

Jan. 31, 1999 (Unaudited)

Assets
Investment in Growth Portfolio (Note 1)                                             $6,384,841,202
                                                                                    --------------

Liabilities
Disbursements in excess of cash on demand deposit                                              136
Accrued distribution fee                                                                    25,438
Accrued service fee                                                                         27,935
Accrued transfer agency fee                                                                 15,677
Accrued administrative services fee                                                          6,708
Other accrued expenses                                                                     168,720
                                                                                           -------
Total liabilities                                                                          244,614
                                                                                           -------
Net assets applicable to outstanding capital stock                                  $6,384,596,588
                                                                                    ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                             $    1,576,427
Additional paid-in capital                                                           3,512,971,860
Net operating loss                                                                      (3,997,770)
Accumulated net realized gain (loss)                                                   (74,493,781)
Unrealized appreciation (depreciation) on investments                                2,948,539,852
                                                                                     -------------
Total -- representing net assets applicable to outstanding capital stock            $6,384,596,588
                                                                                    ==============
Net assets applicable to outstanding shares:             Class A                    $4,328,556,811
                                                         Class B                    $1,286,149,459
                                                         Class Y                    $  769,890,318
Net asset value per share of outstanding capital stock:  Class A shares 106,246,539 $        40.74
                                                         Class B shares  32,594,951 $        39.46
                                                         Class Y shares  18,801,183 $        40.95

See accompanying notes to financial statements.
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Statement of operations
IDS Growth Fund

Six months ended Jan. 31, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                  $ 12,668,021
Interest                                                                      8,483,202
                                                                              ---------
Total income                                                                 21,151,223
                                                                             ----------
Expenses (Note 2):
Expenses allocated from Growth Portfolio                                     12,933,674
Distribution fee-- Class B                                                    3,778,777
Transfer agency fee                                                           2,697,848
Incremental transfer agency fee-- Class B                                        50,014
Service fee
   Class A                                                                    3,020,533
   Class B                                                                      876,491
   Class Y                                                                      298,371
Administrative services fees and expenses                                     1,052,007
Compensation of board members                                                     6,316
Postage                                                                         122,285
Registration fees                                                               308,413
Reports to shareholders                                                          72,999
Audit fees                                                                        4,375
Other                                                                            17,605
                                                                                 ------
Total expenses                                                               25,239,708
   Earnings credits on cash balances (Note 2)                                   (90,715)
                                                                                -------
Total net expenses                                                           25,148,993
                                                                             ----------
Investment income (loss) -- net                                              (3,997,770)
                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                           (74,476,799)
Net change in unrealized appreciation (depreciation) on investments         993,245,605
                                                                            -----------
Net gain (loss) on investments                                              918,768,806
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $914,771,036
                                                                           ============

See accompanying notes to financial statements.

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

Statements of changes in net assets
IDS Growth Fund
                                                                     Jan. 31, 1999     July 31, 1998
                                                                   Six months ended      Year ended
                                                                      (Unaudited)

Operations and distributions
Investment income (loss) -- net                                     $   (3,997,770)  $  (15,832,745)
Net realized gain (loss) on security transactions                      (74,476,799)     329,053,735
Net change in unrealized appreciation (depreciation) on investments    993,245,605        7,415,824
                                                                       -----------        ---------
Net  increase  (decrease)  in net assets  resulting  from  operations  914,771,036      320,636,814
                                                                       -----------      -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                         (172,397,588)     (90,606,005)
      Class B                                                          (52,232,570)     (22,988,716)
      Class Y                                                          (29,774,192)      (7,852,912)
                                                                       -----------       ----------
Total distributions                                                   (254,404,350)    (121,447,633)
                                                                      ------------     ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                             719,072,162    1,333,555,813
   Class B shares                                                      152,210,386      338,050,707
   Class Y shares                                                      209,747,183      488,734,157
Reinvestment of distributions at net asset value
   Class A shares                                                      162,785,607       86,660,124
   Class B shares                                                       51,934,659       22,898,191
   Class Y shares                                                       29,774,192        7,852,912
Payments for redemptions
   Class A shares                                                     (678,310,956)  (1,090,747,624)
   Class B shares (Note 2)                                             (69,922,182)     (87,327,778)
   Class Y shares                                                     (136,583,983)    (122,660,109)
                                                                      ------------     ------------
Increase (decrease) in net assets from capital share transactions      440,707,068      977,016,393
                                                                       -----------      -----------
Total increase (decrease) in net assets                              1,101,073,754    1,176,205,574
Net assets at beginning of period                                    5,283,522,834    4,107,317,260
                                                                     -------------    -------------
Net assets at end of period                                         $6,384,596,588   $5,283,522,834
                                                                    ==============   ==============

See accompanying notes to financial statements.

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Notes to Financial Statements

IDS Growth Fund
(Unaudited as to Jan. 31, 1999)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of IDS Growth Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Growth Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical  voting,  dividend and liquidation  rights.
The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio
The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. The Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Jan. 31, 1999 was 99.61%.
Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of  estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains
(losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund entered into an agreement with American Express  Financial  Corporation
(AEFC) to provide  administrative  services.  Under an  Administrative  Services
Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate  Transfer  Agency  Agreement,  American  Express Client Service
Corporation (AECSC) maintains  shareholder  accounts and records.  The Fund pays
AECSC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

The Fund entered into agreements with American Express  Financial  Advisors Inc.
for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales  charges  received  by  American  Express  Financial   Advisors  Inc.  for
distributing  Fund shares were  $4,764,150  for Class A and $475,046 for Class B for the six months ended Jan. 31, 1999.

During the six months ended Jan. 31, 1999, the Fund's transfer agency fees were reduced by $90,715 as a result of earnings credits from overnight cash balances.
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3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                 Six months ended Jan. 31, 1999
                                        Class A             Class B          Class Y
Sold                                   21,015,706          4,579,790        6,073,595
Issued for reinvested distributions     4,405,567          1,450,126          801,761
Redeemed                              (19,806,790)        (2,106,821)      (3,900,273)
Net increase (decrease)                 5,614,483          3,923,095        2,975,083

                                                   Year ended July 31, 1998
                                        Class A             Class B          Class Y
Sold                                   38,522,405          9,983,484       14,058,750
Issued for reinvested distributions     2,812,368            759,904          253,811
Redeemed                              (31,346,336)        (2,553,367)      (3,507,138)
Net increase (decrease)                 9,988,437          8,190,021       10,805,423

4. BANK BORROWINGS
The Fund entered into a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other IDS Funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Jan.
31, 1999.
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5. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended July 31,

Per share income and capital changesa

                                                                     Class A

                                                  1999b     1998       1997       1996      1995

Net asset value, beginning of period            $36.58    $35.47     $23.16     $21.50    $17.39

Income from investment operations:
Net investment income (loss)                        --      (.07)      (.05)        --       .03

Net gains (losses) (both realized and unrealized) 5.86      2.14      13.04       2.81      5.63

Total from investment operations                  5.86      2.07      12.99       2.81      5.66

Less distributions:

Dividends from net investment income                --        --         --       (.01)     (.04)

Distributions from realized gains                (1.70)     (.96)      (.68)     (1.14)    (1.51)

Total distributions                              (1.70)     (.96)      (.68)     (1.15)    (1.55)

Net asset value, end of period                  $40.74    $36.58     $35.47     $23.16    $21.50

Ratios/supplemental data

                                                                     Class A

                                                  1999b     1998       1997       1996      1995

Net assets, end of period (in millions)         $4,329    $3,681     $3,215     $1,871    $1,380

Ratio of expenses to average daily net assetsc   0.85%d     .87%       .97%      1.04%      .93%

Ratio of net investment income (loss)
to average daily net assets                      (.01%)d   (.22%)    (.18%)        --%      .18%

Portfolio turnover rate
(excluding short-term securities)                  11%       28%       24%         22%       30%

Total returne                                   16.50%     6.32%    57.00%      13.29%    35.15%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.
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Fiscal period ended July 31,

Per share income and capital changesa

                                                   Class B                                      Class Y
                                     1999b   1998    1997    1996    1995c        1999b   1998    1997    1996    1995c

Net asset value,
beginning of period                $35.61  $34.82  $22.92  $21.45  $17.85       $36.74  $35.60  $23.21  $21.51  $17.85

Income from investment operations:

Net investment income (loss)         (.12)   (.29)   (.22)   (.02)   (.03)         .01    (.04)   (.01)    .01     .03

Net gains (losses)
(both realized and unrealized)       5.67    2.04   12.80    2.63    3.63         5.90    2.14   13.08    2.85    3.63

Total from investment operations     5.55    1.75   12.58    2.61    3.60         5.91    2.10   13.07    2.86    3.66

Less distributions:

Dividends from
net investment income                  --      --      --      --      --           --      --      --    (.02)     --

Distributions from realized gains   (1.70)   (.96)   (.68)  (1.14)     --        (1.70)   (.96)   (.68)  (1.14)     --

Total distributions                 (1.70)   (.96)   (.68)  (1.14)     --        (1.70)   (.96)   (.68)  (1.16)     --

Net asset value, end of period     $39.46  $35.61  $34.82  $22.92  $21.45       $40.95  $36.74  $35.60   $23.21  $21.51

Ratios/supplemental data
                                                    Class B                                     Class Y

                                     1999b   1998    1997    1996    1995c        1999b   1998    1997     1996    1995c

Net assets, end of period
(in millions)                      $1,286  $1,021    $713    $281     $38         $770    $582    $179      $29      $8

Ratio of expenses to
average daily net assetsd           1.61%e  1.63%   1.74%   1.82%   1.76%e        .78%e   .80%    .85%     .88%    .85%e

Ratio of net investment income
(loss) to average daily net assets  (.78%)e (.97%)  (.94%)  (.80%)  (.70%)e       .05%e  (.12%)  (.07%)    .13%    .26%e

Portfolio turnover rate
(excluding short-term securities)     11%     28%     24%     22%     30%          11%     28%     24%      22%      30%

Total returnf                      16.06%   5.52%  55.81%  12.43%  19.99%       16.55%   6.40%  57.23%   13.48%   20.36%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 1999 (Unaudited).
c Inception date was March 20, 1995.
d Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
e Adjusted to an annual basis.
f Total return does not reflect payment of a sales charge.

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Financial Statements
Statement of assets and liabilities

Growth Portfolio

Jan. 31, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1):
   Investment  in   securities  of   unaffiliated   issuers
   (identified   cost   $3,497,524,535)                          $6,466,470,830
   Investment in securities of affiliated issuers
   (identified cost $60,266,600)                                     53,775,000
                                                                     ----------
Total investments in securities (identified cost $3,557,791,135)  6,520,245,830
Dividends and accrued interest receivable                             1,822,000
Receivable for investment securities sold                            12,576,743
                                                                     ----------
Total assets                                                      6,534,644,573
                                                                  -------------
Liabilities
Disbursements in excess of cash on demand deposit                    20,529,962
Payable upon return of securities loaned (Note 4)                   104,100,000
Accrued investment management services fee                              236,096
Other accrued expenses                                                   70,528
                                                                         ------
Total liabilities                                                   124,936,586
                                                                    -----------
Net assets                                                       $6,409,707,987
                                                                 ==============

See accompanying notes to financial statements.

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

Statement of operations
Growth Portfolio

Six months ended Jan. 31, 1999 (Unaudited)

Investment income
Income:
Dividend                                                                   $ 12,718,638
Interest                                                                      8,501,074
                                                                              ---------
Total income                                                                 21,219,712
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                           12,752,323
Compensation of board members                                                    10,686
Custodian fees                                                                  179,314
Audit fees                                                                       13,125
Other                                                                            35,917
                                                                                 ------
Total expenses                                                               12,991,365
   Earnings credits on cash balances (Note 2)                                    (6,119)
                                                                                 ------
Total net expenses                                                           12,985,246
                                                                             ----------
Investment income (loss) -- net                                               8,234,466
                                                                              ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                  (74,639,617)
Net change in unrealized appreciation (depreciation) on investments         996,898,130
                                                                            -----------
Net gain (loss) on investments                                              922,258,513
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $930,492,979
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets
Growth Portfolio
                                                                       Jan. 31, 1999    July 31, 1998
                                                                     Six months ended    Year ended
                                                                        (Unaudited)

Operations
Investment income (loss) -- net                                      $    8,234,466   $    5,304,359
Net realized gain (loss) on investments                                 (74,639,617)     330,872,649
Net change in unrealized appreciation (depreciation) on investments     996,898,130        6,947,483
                                                                        -----------        ---------
Net increase (decrease) in net assets resulting from operations         930,492,979      343,124,491
Net contributions (withdrawals) from partners                           173,117,371      831,889,423
                                                                        -----------      -----------
Total increase (decrease) in net assets                               1,103,610,350    1,175,013,914
Net assets at beginning of period                                     5,306,097,637    4,131,083,723
                                                                      -------------    -------------
Net assets at end of period                                          $6,409,707,987   $5,306,097,637
                                                                     ==============   ==============

See accompanying notes to financial statements.


Notes to Financial Statements

Growth Portfolio
(Unaudited as to Jan. 31, 1999)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolios' significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete it contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of the IDS Growth Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $1,453,710 for the six months ended Jan. 31, 1999.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Jan. 31, 1999, the Portfolio's custodian fees were reduced by $6,119 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $703,399,643 and $535,373,391, respectively, for the six months ended Jan. 31, 1999. For the same period, the portfolio turnover rate was 11%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $135,000 for the six months ended Jan. 31, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 1999, securities valued at $98,339,800 were on loan to brokers. For collateral, the Portfolio received $104,100,000 in cash. Income from securities lending amounted to $88,951 for the six months ended Jan. 31, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in Securities

Growth Portfolio
Jan. 31, 1999 (Unaudited)


(Percentages represent value of investments compared to net assets)

Common stocks (95.1%)
Issuer                                                       Shares           Value(a)

Automotive & related (0.4%)
Gentex                                                     1,000,000(b)     $22,875,000

Banks and savings & loans (4.6%)
BankAmerica                                                1,357,920         90,810,900
BankBoston                                                 1,200,000         44,325,000
Washington Mutual                                          3,750,000        157,500,000
Total                                                                       292,635,900

Beverages & tobacco (2.4%)
Coca-Cola                                                  2,381,700        155,852,494

Chemicals (3.2%)
Monsanto                                                     800,000         38,050,000
Waste Management                                           3,375,000        168,539,063
Total                                                                       206,589,063

Communications equipment & services (6.7%)
Andrew Corp                                                2,200,000(b)      39,875,000
Ericsson (LM) ADR Cl B                                     2,800,000(c)      78,050,000
MasTec                                                     1,800,000(b,g)    53,775,000
Tellabs                                                    3,100,000(b)     265,825,000
Total                                                                       437,525,000

Computers & office equipment (29.6%)
America Online                                               400,000(b)      70,275,000
Cisco Systems                                              3,100,000(b)     345,843,750
Compaq Computer                                            2,700,000        128,587,500
EMC                                                        2,600,000(b)     283,075,000
Hewlett-Packard                                            1,800,000        141,075,000
Intl Business Machines                                     1,300,000        238,225,000
Keane                                                      1,800,000(b)      58,050,000
Microsoft                                                  2,100,000(b)     367,499,999
Network Associates                                         2,000,000(b)     104,750,000
Solectron                                                    462,500(b)      41,191,406
Yahoo!                                                       350,000(b,d)   123,987,500
Total                                                                     1,902,560,155

Electronics (13.8%)
Applied Materials                                          3,000,000(b)     189,562,500
Broadcom Cl A                                                100,000         13,312,500
Intel                                                      2,000,000        281,875,000
Maxim Integrated Products                                  2,400,000(b)     123,450,000
STMicroelectronics                                           500,000         52,250,000
Texas Instruments                                          2,300,000        227,412,500
Total                                                                       887,862,500

Energy (1.3%)
Anadarko Petroleum                                         3,000,000         81,187,500

Energy equipment & services (2.2%)
Halliburton                                                1,500,000         44,531,250
Schlumberger                                               2,000,000(c)      95,250,000
Total                                                                       139,781,250

Financial services (6.6%)
Citigroup                                                  2,500,000        140,156,250
Merrill Lynch & Co                                         1,600,000        121,600,000
Providian Financial                                        1,595,325        160,828,702
Total                                                                       422,584,952

Furniture & appliances (0.8%)
Ethan Allen Interiors                                      1,014,000         48,418,500

Health care (7.5%)
Boston Scientific                                          2,000,000(b)      48,875,000
Gensia Sicor                                                     161(b)             855
Johnson & Johnson                                            700,000         59,500,000
Medtronic                                                    500,000         39,843,750
Pfizer                                                     1,600,000        205,800,000
Warner-Lambert                                             1,800,000        129,937,500
Total                                                                       483,957,105

Health care services (1.0%)
HEALTHSOUTH Rehabilitation                                 4,800,000(b)      65,100,000

Household products (0.8%)
ServiceMaster                                              2,650,000         50,515,624

Industrial equipment & services (0.6%)
Deere & Co                                                 1,200,000         39,075,000

Insurance (0.7%)
Provident Companies                                        1,000,000         42,875,000

Leisure time & entertainment (1.1%)
Harley-Davidson                                            1,000,000         52,000,000
Mattel                                                       900,000         20,418,750
Total                                                                        72,418,750

Multi-industry conglomerates (3.2%)
Apollo Group Cl A                                          1,800,000(b)      49,275,000
Tyco Intl                                                  2,000,000(c)     154,125,000
Total                                                                       203,400,000

Restaurants & lodging (1.3%)
Marriott Intl Cl A                                         2,400,000         84,300,000

Retail (2.3%)
Home Depot                                                 2,400,000        144,900,000

Utilities -- telephone (4.9%)
MCI WorldCom                                               3,900,000(b)     311,025,000

Total common stocks
(Cost: $3,139,690,618)                                                   $6,095,438,793

See accompanying notes to investments in securities.

IDS GROWTH FUND
Bonds (2.7%)
Issuer                                        Coupon          Principal         Value(a)
                                               rate            amount

Resolution Funding Corp
   Zero Coupon
      07-15-20                                 5.95%       $400,000,000(f)    $118,000,000
      10-15-20                                 6.03         185,000,000(f)      53,804,383

Total bonds
(Cost: $165,090,786)                                                          $171,804,383

Short-term securities (3.9%)
Issuer                                     Annualized       Amount            Value(a)
                                         yield on date    payable at
                                          of purchase      maturity

U.S. government agencies (2.2%)
Federal Home Loan Bank Disc Nt
      02-24-99                                 4.74%     $16,600,000        $16,545,473
Federal Home Loan Mtge Corp Disc Nts
      02-02-99                                 5.05        3,600,000          3,598,491
      02-09-99                                 5.07        3,400,000          3,395,249
      02-11-99                                 4.79       10,500,000         10,483,305
      02-12-99                                 4.81        1,900,000          1,896,714
      02-17-99                                 5.06       15,200,000         15,161,848
      03-02-99                                 4.79       14,800,000         14,739,336
      03-11-99                                 4.74       29,000,000         28,847,912
      03-16-99                                 4.75       23,300,000         23,162,384
      03-22-99                                 4.75       26,700,000         26,521,467
Total                                                                       144,352,179

Commercial paper (1.2%)
CXC
      03-04-99                                 4.90       $4,100,000(e)       4,081,697
Delaware Funding
      02-23-99                                 4.91        7,600,000(e)       7,575,274
Fleet Funding
      02-02-99                                 4.93        9,200,000(e)       9,196,228
General Electric Capital
      02-01-99                                 4.81       16,100,000         16,095,698
GTE Funding
      02-09-99                                 5.29        3,700,000          3,694,604
      02-25-99                                 4.86        4,000,000          3,985,989
Preferred Receivables
      02-03-99                                 5.45        1,000,000(e)         999,397
Rohm & Haas
      02-01-99                                 4.82       33,900,000(e)      33,890,922
Total                                                                        79,519,809

Letter of credit (0.5%)
Bank of America-
AES Hawaii
      02-05-99                                 5.22       16,400,000         16,385,814
      02-25-99                                 5.24       12,800,000         12,744,852
Total                                                                        29,130,666

Total short-term securities
(Cost: $253,009,731)                                                       $253,002,654

Total investments in securities
(Cost: $3,557,791,135)(h)                                                $6,520,245,830


See accompanying notes to investments in securities.

IDS GROWTH FUND
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 1999, the value of foreign securities represented 5.11% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Jan. 31, 1999 are as follows:

Issuer      Beginning    Purchase    Sales     Ending     Dividend   Value(a)
              cost         cost      cost       cost       income

MasTec     $60,266,600      $--      $--    $60,266,600     $--     $53,775,000

(h) At Jan. 31, 1999, the cost of securities for federal income tax purpose was approximately $3,557,791,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $3,087,513,000
Unrealized depreciation                                            (125,058,000)
                                                                   ------------
Net unrealized appreciation                                      $2,962,455,000

Quick telephone reference

AMERICAN EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       612-671-3800

AMERICAN EXPRESS FINANCIAL ADVISORS
Fund performance, objectives and account inquiries: 800-862-7919

TTY SERVICE
For the hearing impaired:  800-846-4852

AMERICAN EXPRESS FINANCIAL ADVISORS
Automated account information (TouchTone(R) telephones only), including current Fund prices and performance, account values and recent account transactions: 800-862-7919

TICKER SYMBOL
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                                  U.S. POSTAGE
                                      PAID
                                  PERMIT NO. 85
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                                                                 S-6456 M (3/99)
IDS Growth Fund
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AMERICAN EXPRESS Financial Advisors